ManpowerGroup Third Quarter Results October 21, 2016 Exhibit 99.2

FORWARD-LOOKING STATEMENT This presentation includes forward-looking statements which are subject to known and unknown risks and uncertainties. Actual results might differ materially from those projected in the forward-looking statements. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the period ended December 31, 2013. Forward-looking statements can be identified by forward-looking words such as “expect,” “anticipate,” “intend,” “plan,” “may,” “will,” “believe,” “seek,” “estimate,” and similar expressions. In this presentation, references to road map and journey to 4% are also intended to be forward-looking statements. Please note that ManpowerGroup’s 2013 Annual report is available online at www.manpowergroup.com in the section titled “Investor Relations.” contain statements, cluding financial projections, that are forward-looki g in nature. These stat me s are based on managements’ current expectations or beliefs, and are subject to known and unknown r sks and u certainties regarding expected fut r res lts. Actual results might differ materially from those projected in the forward-looking statements. Additio al inform tion c ncerning factors tha could cause actual results to materially differ from thos in the forward-look ng statements is contained in the ManpowerGrou Inc. A nual Report on Form 10-K dated D c mber 31, 2015, which information is incorporated herein by referenc , and such other factors as may be described from tim to tim in the Company’s SEC filings. Any forward-looking statements in this pr sentation speak only as of the date hereof. The Company assumes no obligation to update or revise any forward-looking statements. 2 ManpowerGroup October 2016

October 2016 3 ManpowerGroup As Reported Q3 Financial Highlights 2% Revenue $5.1B 4% CC 20 bps Gross Margin 16.9% 2% Operating Profit $211M 4% CC 0 bps OP Margin 4.1% 16% EPS $1.87 18% CC Throughout this presentation, the difference between reported variances and Constant Currency (CC) variances represents the impact of changes in currency on our financial results. Constant Currency is further explained in the Annual Report on our Web site. Consolidated Financial Highlights ManpowerGroup 2016 Third Quarter Results

October 2016 4 ManpowerGroup EPS Bridge – Q3 vs. Guidance Midpoint ManpowerGroup 2016 Third Quarter Results $1.70 $1.87 +0.11 +0.02 +0.04 Q3 Guidance Midpoint Operational Performance Tax Rate (35.3% vs 36.0%) WAS Q3 Reported

October 2016 5 ManpowerGroup Consolidated Gross Margin Change ManpowerGroup 2016 Third Quarter Results 17.1% 16.9% Q3 2015 Staffing/Interim Permanent Recruitment Acquisitions Q3 2016 -0.4% +0.1% +0.1%

October 2016 6 ManpowerGroup Growth Business Line Gross Profit – Q3 2016 █ Manpower █ Experis █ ManpowerGroup Solutions █ Right Management █ ManpowerGroup – Total ManpowerGroup 2016 Third Quarter Results -2% -1% CC 6% 8% CC 12% 12% CC -10% -10% CC 1% 2% CC $533M 62% $178M 21% $108M 12% $39M 5% $858M

October 2016 7 ManpowerGroup SG&A Expense Bridge – Q3 YoY (in millions of USD) ManpowerGroup 2016 Third Quarter Results 645.8 647.2 Q3 2015 Currency Impact Acquisitions Operational Impact Q3 2016 -7.0 21.7 -13.3 13.0% % of Revenue % of Revenue 12.7%

October 2016 8 ManpowerGroup As Reported Q3 Financial Highlights 3% Revenue $1.1B 1% CC 6% OUP $55M 4% CC 20 bps OUP Margin 5.0% Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs. Americas Segment (22% of Revenue) ManpowerGroup 2016 Third Quarter Results

October 2016 9 ManpowerGroup Americas – Q3 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue (1) On an organic basis, Other revenue increased 17% (+16% in CC). (1) ManpowerGroup 2016 Third Quarter Results -6% -8% -36% 30% -6% 5% 4% 29% US Mexico Argentina Other 65% 11% 4% 20%

October 2016 10 ManpowerGroup As Reported Q3 Financial Highlights 2% Revenue $2.0B 2% CC 4% OUP $101M 5% CC 40 bps OUP Margin 5.1% Southern Europe Segment (39% of Revenue) ManpowerGroup 2016 Third Quarter Results

October 2016 11 ManpowerGroup Southern Europe – Q3 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue ManpowerGroup 2016 Third Quarter Results 3% -8% 8% 6% 3% -8% 7% 6% France Italy Spain Other 65% 15% 8% 12%

October 2016 12 ManpowerGroup As Reported Q3 Financial Highlights 3% Revenue $1.3B 9% CC 21% OUP $54M 28% CC 60 bps OUP Margin 4.1% Northern Europe Segment (25% of Revenue) ManpowerGroup 2016 Third Quarter Results

October 2016 13 ManpowerGroup Northern Europe – Q3 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue (1) On an organic basis, revenue for Germany increased 7% (+7% in CC), the Nordics decreased 2% (-2% in CC), the Netherlands increased 22% (+22% in CC), and Belgium increased 18% (+17% in CC). ManpowerGroup 2016 Third Quarter Results (1) (1) (1) (1) -17% 34% -1% 37% 21% -9% -3% 34% -1% 37% 21% -7% UK Germany Nordics Netherlands Belgium Other 33% 21% 19% 13% 8% 6%

October 2016 14 ManpowerGroup As Reported Q3 Financial Highlights 14% Revenue $651M 7% CC 6% OUP $25M 0% CC 30 bps OUP Margin 3.9% APME Segment (13% of Revenue) ManpowerGroup 2016 Third Quarter Results

October 2016 15 ManpowerGroup APME – Q3 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue ManpowerGroup 2016 Third Quarter Results 23% 8% 11% 3% 2% 11% Japan Australia/NZ Other 35% 24% 41%

October 2016 16 ManpowerGroup As Reported Q3 Financial Highlights 5% Revenue $63M 4% CC 18% OUP $9M 18% CC 210 bps OUP Margin 13.9% Right Management Segment (1% of Revenue) ManpowerGroup 2016 Third Quarter Results

October 2016 17 ManpowerGroup Cash Flow Summary – 9 Months YTD ManpowerGroup 2016 Third Quarter Results (in millions of USD) 2016 2015 Net Earnings 316 295 Non-cash Provisions and Other 136 161 Change in Operating Assets/Liabilities (49) (173) Capital Expenditures (43) (33) Free Cash Flow 360 250 Change in Debt (10) 450 Acquisitions of Businesses net of cash acquired (57) (241) Other Equity Transactions (1) 98 Repurchases of Common Stock (463) (523) Dividends Paid (61) (62) Effect of Exchange Rate Changes 4 (21) Other 1 2 Change in Cash (227) (47)

October 2016 18 ManpowerGroup Balance Sheet Highlights Total Debt (in millions of USD) Total Debt to Total Capitalization Total Debt Net Debt (Cash) ManpowerGroup 2016 Third Quarter Results 120 -221 -231 125 132 308 373 768 516 468 855 880 854 876 -400 0 400 800 1,200 2012 2013 2014 2015 Q1 Q2 Q3 2016 23% 15% 14% 24% 25% 25% 26% 0% 10% 20% 30% 2012 2013 2014 2015 Q1 Q2 Q3 2016

October 2016 19 ManpowerGroup (1) The $600M agreement requires that we comply with a Leverage Ratio (Debt-to-EBITDA) of not greater than 3.5 to 1 and a Fixed Charge Coverage Ratio of not less than 1.5 to 1, in addition to other customary restrictive covenants. As defined in the agreement, we had a Debt-to-EBITDA ratio of 0.94 and a fixed charge coverage ratio of 4.78 as of September 30, 2016. As of September 30, 2016, there were $0.8M of standby letters of credit issued under the agreement. (2) Represents subsidiary uncommitted lines of credit & overdraft facilities, which total $300.1M. Total subsidiary borrowings are limited to $300M due to restrictions in our Revolving Credit Facility, with the exception of Q3 when subsidiary borrowings are limited to $600M. Interest Rate Maturity Date Total Outstanding Remaining Available Euro Notes - €350M 4.505% Jun 2018 393 - Euro Notes - €400M 1.913% Sep 2022 446 - Revolving Credit Agreement 1.53% Sep 2020 - 599 Uncommitted lines and Other Various Various 37 264 Total Debt 876 863 Debt and Credit Facilities – Sept 30, 2016 (in millions of USD) (2) (1) ManpowerGroup 2016 Third Quarter Results

October 2016 20 ManpowerGroup Fourth Quarter Outlook ManpowerGroup 2016 Third Quarter Results Revenue Total Flat/Up 2% (Up 1-3% CC) Americas Down 4-6% (Down/Up 1% CC) Southern Europe Up 3-5% (Up 1-3% CC) Northern Europe Down 3-5% (Up 2-4% CC) APME Up 13-15% (Up 4-6% CC) Right Management Down 5-7% (Down 4-6% CC) Gross Profit Margin 16.8 – 17.0% Operating Profit Margin 3.8 – 4.0% Tax Rate 36.0% EPS $1.65 – $1.73 (unfavorable $0.02 currency)

October 2016 21 ManpowerGroup Key Take Aways Continued slow growth environment, with improving trends in several European markets; our geographic diversification and diversified business mix is helping us offset weakness in some markets with strengths in others. The current market conditions require a great focus on execution and operational discipline; we will focus on driving revenue growth aligned with our strategies and improving operational efficiency and productivity enhanced by technology. With the added uncertainty in a slow growth environment, our clients are looking for more flexibility and access to talent to execute their business plans. This is precisely the reason we have diversified and strengthened our range of workforce solutions and brands. ManpowerGroup 2016 Third Quarter Results